UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 17, 2002

DELPHI AUTOMOTIVE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

SIGNATURE
EXHIBIT INDEX
Press Release Dated January 17, 2002

ITEM 5. OTHER EVENTS

     Delphi Automotive Systems Corporation (“Delphi”) today released financial information containing highlighted financial data for the three months and year end ended December 31, 2001. A copy of the press release is attached as exhibit 99 (a) herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI AUTOMOTIVE SYSTEMS CORPORATION
(Registrant)

Date: January 17, 2002

By
/s/ Paul R. Free
(Paul R. Free, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99 (a)	Registrant’s press release dated January 17, 2002